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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

Citigroup Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

399 PARK AVENUE, NEW YORK, NEW YORK    10043
              (Address of principal executive offices)              (Zip Code)

(212) 559-1000
(Registrant's telephone number, including area code)

CITIGROUP INC.
Current Report on Form 8-K

Item 5.    OTHER EVENTS.

        Attached hereto as Exhibit 99.01 and incorporated by reference herein is the Historical Annual Supplement of Citigroup Inc. and subsidiaries.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits
Exhibit Number	Description of Exhibit
99.01	Historical Annual Supplement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2003	CITIGROUP INC.
	By:	/s/ WILLIAM P. HANNON William P. Hannon Controller and Chief Accounting Officer

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CITIGROUP INC. Current Report on Form 8-K
  Item 5. OTHER EVENTS.
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE